UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2019

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In Item 5.02 of the Current Report on Form 8-K of Park National Corporation ("Park") filed on January 28, 2019 (the "January 28, 2019 Form 8-K"), Park addressed future changes intended to be made with respect to Park's executive officers.

At the April 22, 2019 meeting of the Board of Directors of Park (the "Park Board"), the Park Board (i) increased the number of directors of Park from 13 to 14, with the additional director to serve in the class of directors whose terms will expire in 2020; (ii) elected Matthew R. Miller (“Mr. M.R. Miller”) to fill the vacancy in the Park Board, and in the class of directors whose terms will expire in 2020, with such election to be effective as of May 1, 2019; and (iii) elected Mr. M.R. Miller as President of Park, with such election to also be effective as of May 1, 2019. In addition, the Board of Directors (the “PNB Board”) of The Park National Bank, Park’s national bank subsidiary (“PNB”), elected Mr. M.R. Miller as President of PNB as well as a director of PNB at the meeting of the PNB Board held on April 22, 2019 (the “PNB Board April 2019 Meeting”), with such elections to also be effective as of May 1, 2019. Mr. M.R. Miller will receive no compensation for serving as a member of the Park Board or as a member of the PNB Board.

As previously reported in the January 28, 2019 Form 8-K, Mr. M.R. Miller, who is 40, has served as Executive Vice President of each of Park and PNB since April 2017. Prior thereto, Mr. M.R. Miller served as Chief Accounting Officer and principal accounting officer of Park and Chief Accounting Officer and a Senior Vice President of PNB from December 2012 to March 2017; and as a Vice President and Vice President of Accounting of PNB from April 2009 to December 2012. Mr. M.R. Miller does not have any family relationship with any member of the Park Board or any of Park’s executive officers.

Mr. M.R. Miller and members of his immediate family are customers of and have had banking relationships with PNB in the ordinary course of business and in compliance with applicable federal and state laws and regulations. It is expected that similar banking relationships will occur in the future. Mr. M.R. Miller’s brother, Mark H. Miller (“Mr. M.H. Miller”), is a salaried employee of PNB serving in a non-executive officer position. Mr. M.H. Miller’s compensation is established by PNB in accordance with PNB’s compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Mr. M.R. Miller.
At the April 22, 2019 meeting of the Park Board, the Park Board elected David L. Trautman (“Mr. Trautman”) as Chairman of the Board of Park, effective as of May 1, 2019. In addition, the PNB Board elected Mr. Trautman as Chairman of the Board of PNB at the PNB Board April 2019 Meeting. Mr. Trautman will continue to serve as Chief Executive Officer and a director of each of Park and PNB.
As previously reported in the January 28, 2019 Form 8-K, Mr. Trautman, who is 58, has served as Chief Executive Officer of each of Park and PNB since January 2014 and as President of each of Park and PNB since January 2005. Mr. Trautman also served as Secretary of Park from July 2002 to December 2013. Prior to his current positions, Mr. Trautman served in executive positions with PNB and the First-Knox National Bank Division of PNB for over ten years. Mr. Trautman does not have any family relationship with any member of the Park Board or any of Park’s executive officers. Mr. Trautman and members of his immediate family are customers of and have had banking relationships with PNB in the ordinary course of business and in compliance with applicable federal and state laws and regulations. It is expected that similar banking relationships will occur in the future.
As a result of the actions taken by the Park Board and the PNB Board at their respective meetings on April 22, 2019, C. Daniel DeLawder (“Mr. DeLawder”) will cease to serve as Chairman of the Board of each of Park and PNB, effective May 1, 2019. Mr. DeLawder will continue to serve as a director of each of Park and PNB and as Chairman of the Executive Committee of each of the Park Board and the PNB Board.
Also effective May 1, 2019, the base salary of each of Mr. DeLawder and Mr. M.R. Miller will change. The following table shows the 2019 base salary for each individual both before and after the changes effective May 1, 2019:

Name	2019 Base Salary Before May 1, 2019	2019 Base Salary Beginning May 1, 2019
C. Daniel DeLawder	$575,000	$287,500
Matthew R. Miller	$350,000	$575,000

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a)
Park held its 2019 Annual Meeting of Shareholders (the "2019 Annual Meeting") on April 22, 2019. At the close of business on February 27, 2019 (the record date for the 2019 Annual Meeting), there were 15,611,521 common shares outstanding and entitled to vote. At the 2019 Annual Meeting, 12,952,612, or 82.96%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)
(i) Directors elected at the 2019 Annual Meeting for a three-year term to expire at the 2022 Annual Meeting of Shareholders and the vote with respect to each such director (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstentions
Donna M. Alvarado	9,861,920	127,414	2,911,031	52,247
Jason N. Judd	9,882,125	94,881	2,911,031	64,575
Stephen J. Kambeitz	9,895,429	85,424	2,911,031	60,728
Timothy S. McLain	9,903,629	83,123	2,911,031	54,829
Mark R. Ramser	9,924,871	75,440	2,911,031	41,270

(ii) With respect to the vote to approve the advisory resolution on the compensation of Park's named executive officers:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
9,458,339	215,828	2,911,031	367,414

(iii) With respect to the vote to ratify the appointment of Crowe LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2019:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
12,743,158	149,280	—	60,174

(c)	Not applicable.

(d)	Not applicable.

Item 9.01 - Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.        Description
99.1News Release issued by Park National Corporation on April 23, 2019 addressing leadership transition.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 23, 2019	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer